UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of Incorporation)	1-1097 (Commission File No.)	31-0455440 (I.R.S. Employer Identification No.)

600 Albany Street, Dayton, Ohio (Address of principal executive offices)	45417 (Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2015, Robert M. Ginnan notified the Board of Directors (the “Board”) of The Standard Register Company (the “Company”) that he was resigning from his position as the Company’s Executive Vice President, Treasurer, Chief Financial Officer and Chief Accounting Officer, and all positions held with any subsidiary of the Company, effective March 6, 2015.

On February 27, 2015, the Board appointed Kevin M. Carmody of McKinsey Recovery & Transformation Services U. S., LLC (“McKinsey RTS”) as the Company’s Chief Restructuring Officer, effective as of March 2, 2015.  Mr. Carmody will have responsibility for the Company’s restructuring efforts and will report directly to the Company’s Board of Directors.  In addition, on February 27, 2015, the Board appointed Benjamin T. Cutting as the Company’s Chief Financial Officer, effective March 6, 2015, and James M. Vaughn as the Company’s Treasurer, effective March 6, 2015.

Kevin M. Carmody, 45, has been with McKinsey RTS since December 2011. He is currently an RTS Partner who leads McKinsey RTS’s services in corporate restructuring. Prior to joining McKinsey RTS, Mr. Carmody was a Managing Director at AlixPartners, LLP, a consulting and advisory firm.

Benjamin T. Cutting, 37, has been the Company’s Vice President, Finance since the Company’s acquisition of WorkflowOne, LLC (“WF”) in August 2013.  Prior to such time, Mr. Cutting acted in various financial roles at WF from 2002 through 2013, including most recently having acted as Vice President, Finance & Treasurer from 2010 to August 2013.

James M. Vaughn, 54, has been the Company’s Vice President, Treasury Operations since 2012. Prior to such time, Mr. Vaughn acted in various financial roles at the Company.  From 2009 to 2012 he was Vice President Finance – Shared Services.  From 2006 to 2009 he was Director, Finance Operations.

The Company will enter into an amendment, effective as of March 2, 2015, to its engagement letter with McKinsey RTS providing for fees at an hourly rate of $950 in respect of Mr. Carmody’s role as Chief Restructuring Officer.  Mr. Cutting and Mr. Vaughn will participate in the compensation and benefit programs generally available to the Company’s executive officers, including entering into Executive Severance Agreements with the Company in the form approved by the Board on February 29, 2012. The Form of Severance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 8.01

Other Events.

While the Company’s financial results for the twelve month fiscal period ending February 27, 2015 are not yet available, when such information becomes available, the Company expects to be in default under certain of the financial covenants, including the maximum total leverage ratio set forth in each of the First Lien Credit Agreement, dated as of August 1, 2013 (the “First Lien Credit Agreement”) by and among the Company, the subsidiary guarantors party thereto, the (“Subsidiary Guarantors”), the lenders party thereto (the “First Lien Lenders”) and Silver Point

Finance, LLC, as administrative agent (in such capacity, the “First Lien Agent”), as amended by the First Amendment to the First Lien Credit Agreement and Reaffirmation, dated as of January 21, 2015 (the “First Lien Amendment”) by and among the Company, the Subsidiary Guarantors, the First Lien Lenders and the First Lien Agent, and the Second Lien Credit Agreement dated as of August 1, 2013 (the “Second Lien Credit Agreement”) by and among the Company, the Subsidiary Guarantors, the lenders party thereto (the “Second Lien Lenders”) and Silver Point Finance, LLC, as administrative agent (in such capacity, the “Second Lien Agent”), as amended by the First Amendment to Second Lien Credit Agreement and Reaffirmation by and among the Company, the Subsidiary Guarantors, the Second Lien Lenders and the Second Lien Agent.  The Company is continuing to negotiate with its lenders with respect to such potential events of default but there can be no assurance that any events of default will be waived.

This report includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Forward-looking statements include statements in which we use words such as “anticipates,” “projects,” “expects,” “plans,” “intends,” “believes,” “estimates,” “targets,” and other similar expressions that indicate trends and future events.  All statements regarding expectations related to future events are forward-looking statements that involve certain risks and uncertainties. Because forward-looking statements deal with future events, actual results could differ materially from current expectations depending on a variety of factors including, but not limited to: access to capital for expanding the Company’s solutions; the pace at which digital technologies and EHR adoption erode the demand for certain products and services; the success of our plans to deal with the threats and opportunities brought by digital technology and EHR adoption; results of cost-containment strategies and restructuring programs; the Company’s ability to attract and retain key personnel; variation in demand and acceptance of the Company’s products and services; frequency, magnitude, and timing of paper and other raw material price changes; timing of the completion and integration of acquisitions; the Company’s ability to meet debt covenants; general business and economic conditions beyond the Company’s control; consequences of competitive factors in the marketplace including the ability to attract and retain customers; and the risk factors contained in the Company’s filings with the Securities and Exchange Commission.  These forward-looking statements are based on current expectations and estimates. The Company cannot assure that such expectations will prove to be correct.  The Company undertakes no obligation to update forward-looking statements as a result of new information, since these statements may no longer be accurate or timely.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description
10.1	Form of Severance Agreement, incorporated by reference to the Company’s current report on Form 8-K dated March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE STANDARD REGISTER COMPANY

Date: March 2, 2015

By:  /s/ Gerard D. Sowar

       Gerard D. Sowar,

       Executive Vice President, General Counsel

       and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Severance Agreement, incorporated by reference to the Company’s current report on Form 8-K dated March 6, 2012.